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                                                                   EXHIBIT 10.5
                             LESSOR                              LEASE NUMBER
SADDLEBACK FINANCIAL CORPORATION
625 THE CITY DRIVE, SUITE 140                                     #10973-0697
ORANGE, CA 92868   (714) 938-9500

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FULL LEGAL NAME AND ADDRESS OF LESSEE              SUPPLIER OF EQUIPMENT
CRL NETWORK SERVICES, INC.                         (COMPLETE ADDRESS)
ONE KEARNEY STREET, Suite 1450                     CASCADE COMMUNICATIONS CORP.
SAN FRANCISCO, CA 94108                            P.O. BOX 6095
                                                   BOSTON, MA 02212
       JOINTLY AND SEVERALLY RESPONSIBLE
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QUANTITY  DESCRIPTION  MODEL #   CATALOG #    SERIAL # OR OTHER IDENTIFICATION
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ONE (I) CASCADE COMMUNICATIONS MODEL #60019A B-STDX 9000 16 SLOT BASE SYSTEM W/:
AC POWER AND OTHER DATA SWITCH EQUIPMENT MORE THOROUGHLY DESCRIBED ON THE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF.

EQUIPMENT LOCATION    ONE KEARNEY STREET, SUITE 1450              COUNTY
IF DIFFERENT          SAN FRANCISCO CA 94108                      SAN FRANCISCO

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
         AMOUNT OF EACH PAYMENT              MONTHLY       TERM OF LEASE                NO OF PAYMENTS    SECURITY
TERMS    PLUS SALES TAX IF APPLICABLE                      NO OF MONTHS                                    DEPOSIT
         $4,087.00 (INCL. SALES TAX)        1 ADV PMT **       36                            36              N/A
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**FIRST PAYMENT IN ADVANCE   TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby lease from Lessor and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, reports or accessories now or hereafter incorporated in or affixed to if (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice as provided by Lessor, after the Equipment has been delivered and offer Lessee a and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial number or other identifying data with respect to the Equipment.

3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. LESSEE ACKNOWLEDGES AND AGREES BY HIS SIGNATURE BELOW AS FOLLOWS:

        (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANT CHARACTERISTICS OF THE EQUIPMENT;

        (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire, and the Equipment is in good condition and to Lessee's complete satisfaction;

        (c) Lessee leases the Equipment "as is" and with all faults;

        (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household or agricultural purposes;

        (e) The Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer or Is unsatisfactory for any reason, regardless of cause or consequence,. Lessee's only remedy, if any. shall be against the supplier or manufacturer of the Equipment and not against Lessor;

        (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the equipment;

        (g) LESSEE SHALL NAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

        (h) NO DEFECT, DAMAGE OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE
        SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OBLIGATION UNDER THIS LEASE.
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THE PARTIES HAVE SPECIFICALLY NEGOTIATED AND AGREED TO THE FOREGOING PARAGRAPH
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4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it IS the intent of both parties to this Lease that it qualify as a statutory finance lease under
Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured. or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSE BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED, WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OF ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. RENTAL PAYMENTS. LESSEE AGREES TO PAY THE TOTAL RENT EQUAL TO THE "AMOUNT OF EACH PAYMENT MULTIPLIED BY THE NUMBER OF PAYMENTS SPECIFIED IN NO. OF
PAYMENTS." PAYMENTS WE BE MADE IN ADVANCE AND AS SPECIFIED IN "TERMS" ABOVE. PAYMENTS SHALL BE MADE BY LESSEE AT LESSOR'S SET FORTH ABOVE, OR AS OTHERWISE DIRECTLY BY LESSOR. LESSEE SHALL NOT ABATE, SET OFF, DEDUCT ANY AMOUNT OR REDUCE ANY PAYMENT FOR ANY REASON. THE FIRST PAYMENT SHALL BE DUE ON THE DATE OF ACCEPTANCE OF THE EQUIPMENT BY LESSEE, AND SUBSEQUENT PAYMENTS SHALL BE DUE ON THE SAME DAY OF EACH SUCCEEDING MONTH THROUGHOUT THE TERM OF THE LEASE.

a)  THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

b) SEE REVERSE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS
LEASE.

c) LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN. BROKER OR AGENT OF ANY BROKER OR SUPPLIER IS AN AGENT OF LESSOR,. NO BROKER OR SUPPLIER. NOR ANY SALESMAN, BROKER. OR AGENT OF ANY BROKER OR SUPPLIER. IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN. BROKER. OR AGENT OF ANY BROKER OR SUPPLIER. SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

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7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business. Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action. suit or proceeding regarding this Lease. and concedes that it. and each of them. transacted business in the state of Lessor's principal of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby. Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

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
LESSEE: CRL NETWORK SERVICES, INC.                   LESSOR: SADDLEBACK FINANCIAL CORPORATION
/s/ James G. Couch                  DATE:  6/12/97   _______________________   DATE:  _______
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JAMES G. COUCH PRESIDENT

                                    DATE:  _________
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